UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016

Voltari Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55419	90-0933943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 W. 26th Street

Suite 415

New York, New York 10001

(Address of Principal Executive Offices, including Zip Code)

(212) 388-5500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) of Voltari Corporation (the “Company”) amends the Company’s Current Report on Form 8-K filed on May 24, 2016 (the “Initial Form 8-K”), disclosing the May 18, 2016 completion of its acquisition, through its wholly owned subsidiary, Voltari Real Estate Holding LLC (the “Purchaser”) of a real estate parcel located in Flanders, New York (the “Flanders Property”) from Flanders Holding, LLC, a Texas limited liability company (the “Seller”), pursuant to the Purchase and Sale Agreement, between the Purchaser and the Seller, dated December 3, 2015, as amended on January 11, 2016, February 10, 2016 and March 10, 2016 (the “Purchase Agreement”). The Initial Form 8-K omitted the financial statements of the property acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

In acquiring the Flanders Property, the Company evaluated, among other things, the sources of revenue (including, but not limited to, competition in the rental market, rental rates and occupancy rates) and expenses (including, but not limited to, utility rates, real estate tax rates, maintenance expenses and anticipated capital improvements). After reasonable inquiry, management of the Company is not aware of any material factors relating to the Flanders Property that would cause the financial information reported herein not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The required unaudited Statement of Revenues and Certain Expenses for the period ended March 31, 2016 and the audited Statement of Revenues and Certain Expenses for the year ended December 31, 2015 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma combined financial statements relating to the acquisition of the Flanders Property by the Purchaser as of and for the three months ended March 31, 2016 and the year ended December 31, 2015, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Unaudited Statement of Revenues and Certain Expenses for the period ended March 31, 2016 and the audited Statement of Revenues and Certain Expenses for the year ended December 31, 2015.
99.2	Unaudited Pro Forma Combined Financial Information relating to the acquisition of a real estate parcel located at 721 Flanders Road, Flanders, New York, by Voltari Real Estate Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voltari Corporation

Dated: July 28, 2016	By:	/s/ Kenneth Goldmann
Kenneth Goldmann
Chief Administrative and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Unaudited Statement of Revenues and Certain Expenses for the period ended March 31, 2016 and the audited Statement of Revenues and Certain Expenses for the year ended December 31, 2015.
99.2	Unaudited Pro Forma Combined Financial Information relating to the acquisition of a real estate parcel located at 721 Flanders Road, Flanders, New York by Voltari Real Estate Holdings, LLC.